UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

Commission File Number	Registrant and State of Incorporation	I.R.S. Employer Identification Number
001-33527	BWAY Holding Company	55-0800054
(Delaware)

001-12415	BWAY Corporation	36-3624491
(Delaware)

8607 Roberts Drive, Suite 250

Atlanta, Georgia

(Address of principal executive offices)

30350-2237

(Zip Code)

(770) 645-4800

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2010, BWAY Holding Company (“BWAY” or the “Company”) issued a press release announcing financial results for its second fiscal quarter ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

This filing contains statements (including information included or incorporated by reference herein) that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements as to the Company’s expectations, beliefs and strategies regarding the future. These forward-looking statements may involve risks and uncertainties that are difficult to predict, may be beyond the Company’s control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors could adversely affect the Company’s future financial performance and cause actual results to differ materially from the Company’s expectations, including uncertainties associated with the proposed sale of the Company to affiliates of MDP, the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction, the ability of third parties to fulfill their obligations relating to the proposed transaction, the ability of the parties to satisfy the conditions to closing of the merger agreement to complete the transaction and the risk factors discussed from time to time by the Company in reports filed with the Securities and Exchange Commission (the “SEC”). Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company’s Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT A PROPOSED MERGER TRANSACTION

On March 28, 2010, BWAY entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Picasso Parent Company, Inc., a Delaware corporation (“Parent”) and Picasso Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into BWAY (the “Merger”), with BWAY surviving the Merger as the wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Madison Dearborn Partners, LLC (“MDP”).

This filing may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, on April 13, 2010 BWAY filed with the SEC a preliminary proxy statement on Schedule 14A. In addition, BWAY will file with, or furnish to, the SEC all relevant materials, including a definitive proxy statement on Schedule 14A. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF BWAY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC, INCLUDING BWAY’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement (when available) will be mailed to shareholders of BWAY. Investors and security holders will be able to obtain a copy of the preliminary proxy statement, definitive proxy statement and other documents filed by BWAY free of charge from the SEC’s website, www.sec.gov. BWAY’s shareholders will also be able to obtain, without charge, a copy of the preliminary proxy statement, definitive proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Jeff O’Connell, BWAY Holding Company, 8607 Roberts Drive, Suite 250, Atlanta, GA 30350, telephone: 770-645-4800, or from BWAY’s website, www.bwaycorp.com.

BWAY and its directors and executive officers are deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Additional information regarding the interests of such participants is included in the preliminary proxy statement and will be included in the definitive proxy statement when it becomes available.

ITEM 8.01 OTHER EVENTS

On May 4, 2010, BWAY issued a press release announcing financial results for its second fiscal quarter ended March 31, 2010. A copy of the press release issued is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

99.1	Press release dated May 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY Holding Company
Date: May 4, 2010	By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer

BWAY Corporation
Date: May 4, 2010	By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer